UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2005

                              Megadata Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

          New York                   000-7642                    11-2208938
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)

 47 Arch Street, Greenwich, Connecticut                             06830
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (203) 622-4086
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to
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

ITEM. 5.02 DEPARTURE OF DIRECTORS OR PRINCIPLE OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPLE OFFICERS.

(D) APPOINTMENT OF DIRECTORS

On September 12, 2005, Megadata Corporation ("Megadata") appointed James J. Morgan to its board of directors, expanding Megadata's board to seven members.

James J. Morgan, 63, is a partner in the New York City based private equity firm Jacobson Partners. In his role at Jacobson Partners, Mr. Morgan serves as a board member of Learning Care Group, Inc. and Bertucci's Inc. Mr. Morgan retired in 1997 as President and Chief Executive Officer of Philip Morris Incorporated.

There are no arrangements or understandings between Mr. Morgan and any other persons with respect to their appointment as directors.

There have been no transactions, nor are there any currently proposed transactions, to which Megadata was or is to be a party with which Mr. Morgan, or an member of their immediate families, had, or will have, a direct or indirect material interest.